UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

ALPHA COGNITION INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE AND PROXY STATEMENT
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 16, 2026

April 30, 2026

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the “Meeting”) of the shareholders of Alpha Cognition Inc. (the “Company”) will be held at Timarron Country Club, 1400 Byron Nelson Pkwy, Southlake, Texas 76092 on June 16, 2026 at 9:00 a.m. (CST) for the following purposes:

1.	to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2025, together with the report of the auditor thereon;

2.	to set the number of directors that constitutes the Board of the Company at six (6);

3.	to elect directors of the Company for the ensuing year;

4.	to appoint CBIZ CPAs P.C., Certified Public Accountants as the auditor of the Company for the ensuing year and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditor; and

6.	to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and Information Circular (the “Proxy Statement”), the Company’s Annual Report on Form 10-K (the “Annual Report”), a form of proxy (the “Proxy”) or voting instruction form, and a request card for use by Shareholders who wish to receive the Company’s interim and/or annual financial statements. The Proxy Statement provides additional information relating to the matters to be considered at the Meeting and forms part of this Notice.

The Board of Directors has fixed the close of business on April 24, 2026 as the record date for determining the shareholders who are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. A shareholder entitled to vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his/her stead. If you are unable to attend the Meeting, or any adjournment thereof, in person, please date, execute, and return the enclosed Proxy in accordance with the instructions set out in the notes to the Proxy and any accompanying information from your intermediary. We encourage shareholders currently planning to participate in the Meeting to submit their Proxy in advance to ensure their votes will be counted if they are unable to attend.

DATED at Grapevine, Texas, this 30th day of April, 2026.

ON BEHALF OF THE BOARD OF DIRECTORS

By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2026

In this Proxy Statement and Information Circular (the “Proxy Statement”), all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 24, 2026, one Canadian dollar was equal to approximately $0.7311 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Alpha Cognition Inc., a British Columbia corporation (the “Company” or “Alpha”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of the Company to be held at 9:00 a.m. (CST) on June 16, 2026, to be held at Timarron Country Club, 1400 Byron Nelson Pkwy, Southlake, Texas 76092, or at any adjournment or postponement thereof.

This Proxy Statement, the Notice of Meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and the accompanying proxy card will be made available to shareholders on or about May 15, 2026 electronically at the following websites www.envisionreports.com/AlphaCognition2026AGM and www.alphacognition.com/investors/agm/.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation, therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our principal executive offices are located at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051 and our telephone number is 858-344-4375. Our administrative offices are located at 1200-750 West Pender Street, Vancouver, British Columbia, V6C, 2T8, Canada.

All references to currency in this Proxy Statement are to United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “General Proxy Information”.

In this Proxy Statement, references to “Common Shares” means common shares without par value in the capital of the Company. “Registered Shareholders” means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. “Non-Registered Shareholders” means Shareholders who do not hold Common Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

MATTERS TO BE ACTED UPON

The Meeting has been called for the following purposes:

1.	to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2025, together with the report of the auditor thereon;

2.	to set the number of directors that constitutes the Board of the Company at six (6);

3.	to elect directors of the Company for the ensuing year;

4.	to appoint CBIZ CPAs P.C., Certified Public Accountants as the auditor of the Company for the ensuing year and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditor; and

6.	to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2025

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are now furnishing proxy materials on the Internet pursuant to so-called “notice and access” rules. Instructions on how to access and review the proxy materials, which include this Proxy Statement, our Annual Report to Shareholders (Annual Report on Form 10-K) and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to shareholders by the Company or in the voting instructions form you receive from your intermediary. These materials can be accessed on the internet at www.envisionreports.com/AlphaCognition2026AGM or http://www.alphacognition.com/investors/agm/. Directions for attending the Meeting and voting at the Meeting can also be found at this website. You may also request paper copies by calling 866-962-0498 (if you have a 15 digit control number on your notice and access card) or 877-907-7643 (if you have a 16 digit control number on your notice and access card).

The Company has elected not to use the procedure known as “stratification” in relation to shareholders under the “notice and access” rules. Stratification occurs when a reporting issuer using the “notice and access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

The Company will provide to any shareholder, upon request, one copy of any of the following documents:

(a)	the Company’s Annual Report to Shareholders, which includes its latest Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)	the comparative financial statements and management’s discussion and analysis of the Company for the Company’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the Company’s most recently completed financial year;

(c)	this Proxy Statement; and

(d)	a form of proxy (the “Proxy”).

Copies of the foregoing documents are also available on the Company’s website at http://www.alphacognition.com/investors/agm/ and copies of the above documents will be provided by the Corporate Secretary, upon request: by mail at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051; or by email at info@alphacognition.com, free of charge to shareholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder and who requests a copy of any such document. Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Additional information relating to the Company is available electronically on SEDAR at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar.shtml.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Proxy Statement and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying Proxy are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to either attend the Meeting or submit your vote by proxy. Registered Shareholders electing to submit a proxy may do so pursuant to the instructions below under “Voting by Registered Shareholders”.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)	executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)	delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold/abstain from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)	each matter or group of matters identified therein for which a choice is not specified;

(ii)	any amendment to or variation of any matter identified therein;

(iii)	any other matter that properly comes before the Meeting; and

(iv)	exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the election of each nominee to the Board and the approval of each matter before the shareholders.

Management is not currently aware of any other matters that could come before the Meeting.

Voting by Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders may vote their shares via the internet at www.investorvote.com or by telephone by calling 1-866-732-8683 as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Proxy Statement and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

VOTING PROCEDURE AND BROKER NON-VOTES

A quorum for the transaction of business at a meeting of Shareholders is two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least 33¹/₃% of the Shares entitled to be voted at the Meeting.

Brokers and other intermediaries, holding shares in street name for non-registered holders, are required to vote the shares in the manner directed by the non-registered holder (see discussion above). Under the rules of the New York Stock Exchange (the “NYSE”) (which governs United States brokers in these matters regardless of whether the issuer is listed on the NYSE), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not or can not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. An abstention or broker non-vote will not have any effect on the outcome for the election of directors other than fewer votes being cast in favor of the nominees. Approval of the matter related to setting the number of directors requires a majority of the shares cast by the shareholders who vote in respect of such proposal and therefore abstentions and broker non-votes will not have any effect on the outcome of such matters. The appointment of CBIZ CPAs P.C. (“CBIZ”) is a routine matter on which brokers may exercise discretion to vote shares.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” fixing the number of directors at six (6), “FOR” the election of each of the nominees to the Board named in this Proxy Statement and “FOR” the appointment of CBIZ, as independent auditors of the Company for the fiscal year ending December 31, 2026 and to authorize the Audit Committee of the Board of Directors to fix their remuneration. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting. The ordinary resolutions requiring “disinterested” shareholder approval for the passing of same must be approved by a simple majority of the votes cast by disinterested shareholders voting in person or by proxy at the Meeting.

RECORD DATE AND QUORUM

The Board has fixed the record date for the Meeting as the close of business on April 24, 2026 (the “Record Date”). Shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting. Every registered Shareholder who is present in person, by proxy or by authorized representative and entitled to vote at the Meeting shall have one vote and every Shareholder entitled to vote at the Meeting shall on a ballot have one vote for each Common Share they hold.

Under the Articles of the Company, the quorum for the transaction of business at a meeting of Shareholders is two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least 33¹/₃% of the Shares entitled to be voted at the Meeting.

VOTING SECURITIES

The authorized capital of the Company consists of an unlimited number of Common Shares without par value, an unlimited number of Restricted Shares, and an unlimited number of Preferred Shares. As at the Record Date, there were 21,774,104 Common Shares issued and outstanding, no Restricted Shares issued and outstanding, and 316,655 Preferred Shares issued and outstanding.

Pursuant to the Company’s Articles, the outstanding voting shares of the Company have the following rights:

●	The holders of the Common Shares are entitled to notice of, to attend, and to vote at all meetings of the Company’s Shareholders. Holders of Common Shares are entitled to one vote per Common Share. Holders of Common Shares do not have cumulative voting rights.

●	The holders of the Restricted Shares are entitled to receive notice of and attend all meetings of the Shareholders of the Company and are entitled to vote at meetings of the holders of Common Shares, except those holders of Restricted Shares are not entitled to vote for the election or removal of directors of the Company. As at the Record Date, there were no Restricted Shares issued and outstanding.

●	The holders of the Preferred Shares will be entitled to receive notice of and attend all meetings of the Shareholders of the Company and will be entitled to vote at meetings of the holders of Common Shares. The holders of Preferred Shares will vote together with holders of Common Shares and Restricted Shares as a single class. Holders of Preferred Shares are entitled to one vote per Preferred Share. Holders of Preferred Shares do not have cumulative voting rights.

PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning beneficial ownership of our capital stock outstanding as of the date of this prospectus, by: (1) each of our directors and nominees to serve as director; (2) each of our named executive officers; (3) our current directors and executive officers as a group and (4) stockholders that beneficially own 5% or more of our voting shares.

As of April 24, 2026 there were 21,774,104 Common Shares issued and outstanding and 316,655 Class B preferred Series A shares issued and outstanding. Each common share entitles the holder thereof to one vote. Each share of Class B preferred Series A shares entitles the holder thereof to one vote.

The information regarding beneficial ownership of our capital stock has been presented in accordance with the rules of the SEC. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (1) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (2) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, subject to applicable community property laws.

Ownership by Management

	Amount of Beneficial Ownership			Percent of
Name of Beneficial Owner	Common Shares	Class B Preferred Series A Shares	Percent of Common Shares(1)	Class B Preferred Series A Shares(1)	Percent of Total Voting Stock(1)
Named Executive Officers and Directors
Len Mertz, Chairman of the Board(2)	337,742	95,343	1.55%	30.1%	2.0%
Ken Cawkell, Director(3)	400,390	80,000	1.84%	25.3%	2.2%
Phillip Mertz, Director(4)	89,294	44,160	*	14.0%	*
Michael McFadden, Chief Executive Officer(5)	597,766	-	2.75%	-	2.7%
Lauren D’Angelo, Chief Operating Officer(6)	344,538	-	1.58%	-	1.6%
Rajeev ‘Rob’ Bakshi, Director(7)	66,115	-	*	-	*
Henry Du, Vice President of Finance and Accounting and interim Chief Financial Officer(8)	16,002	-	*	-	*
Bethany Sensenig, Director(9)	-	-	0%	-	0%
Robert Wills, Director(10)	26,859	-	*	-	*
All directors and officers as a group (nine persons)	1,878,706	219,503	8.6%	69.3%	9.5%

Notes:

*	- less than 1%

Unless otherwise noted, the address of each of the persons listed above is 1200-750 West Pender Street, Vancouver, BC, V6C, 2T8.

(1)	The percentage is calculated on a partially diluted basis and based on 21,774,104 shares of Common Stock issued and outstanding and 316,655 Class B Preferred Series A Shares issued and outstanding as of April 30, 2025, plus shares persons have the right to acquire within 60 days of April 24, 2025.

(2)	259,998 common shares, 95,343 preferred class B shares, 77,744 vested stock options; beneficial ownership includes 100,481 common shares and 35,328 preferred class B shares held by Mertz Holdings over which Len Mertz has voting and dispositive control. Beneficial ownership does not include 22,350 unvested options and 7,241 unvested restricted stock units.

(3)	218,476 common shares, 80,000 preferred class B shares, 42,272 vested stock options and 139,642 vested performance shares. Beneficial ownership does not include 18,125 unvested options and 7,241 unvested restricted stock units.

(4)	35,022 common shares, 44,160 preferred class B shares, 54,272 vested stock options. Beneficial ownership does not include 18,125 unvested options and 7,241 restricted stock units.

(5)	14,142 common shares, 2,727 warrants, and 580,897 vested stock options. Beneficial ownership does not include 413,626 unvested options, 76,220 unvested performance share units and 190,549 restricted stock units.

(6)	344,538 vested stock options. Beneficial ownership does not include 248,175 unvested options and 137,195 unvested restricted stock units.

(7)	11,843 common shares, and 54,272 vested stock options. Beneficial ownership does not include 18,125 unvested options and 7,241 restricted stock options.

(8)	16,002 vested stock options. Beneficial ownership does not include 31,980 unvested options and 20,579 restricted stock units.

(9)	Beneficial ownership does not include 6,991 unvested options and 5,489 unvested restricted stock units.

(10)	15,000 common shares and 11,859 vested stock options. Beneficial ownership does not include 32,151 unvested options and 7,241 unvested restricted stock units.

Ownership by Principal Stockholders

	Amount of Beneficial Ownership			Percent of
Name and Address of Beneficial Owner	Common Shares	Class B Preferred Series A Shares	Percent of Common Shares(1	Class B Preferred Series A Shares(1	Percent of Total Voting Stock(1
5% Stockholder
Manchester Management Company, LLC(2) 2 Calle Candina, #1701 San Juan, Puerto Rico, 00907 United States of America	1,127,181	-	5.1%	-	5.0%
AWM Investment Company Inc.(4) 527 Madison Avenue Suite 2600 New York, NY 10022	2,172,036	-	9.9%	-	9.8%
Opaleye L.P.(5) One Boston Place, 26th Floor, Boston, MA 02108	2,550,000	-	11%	-	10.9%
Ikarian Capital, LLC(6) 100 Crescent Court, Suite 1620, Dallas, Texas 75201	1,056,259	-	5%	-	4.9%
Funicular Funds, LP(7) 601 California Street, Suite 1151, San Francisco, CA 94108	1,114,747	-	5.1%	-	5.0%

Notes:

(1)	The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D/13G filed with the SEC or available at www.sedi.ca, or from the shareholder. The percentage is calculated on a partially diluted basis and based on 16,019,787 shares of Common Stock issued and outstanding and 316,655 Class B Preferred Series A Shares issued and outstanding as of April 30, 2025, plus shares persons have the right to acquire within 60 days of January 10, 2025.

(2)	All of the securities are directly owned by advisory clients of Manchester Management PR, LLC. None of those advisory clients may be deemed to beneficially own more than 5% of the Common Shares, no par value.

(3)	[RESERVED]

(4)	AWM Investment Company, Inc., a Delaware Corporation (AWM), is the investment adviser to Special Situations Cayman Fund, L.P.(CAYMAN), Special Situations Fund III QP, L.P. (SSFQP), Special Situations Private Equity Fund, L.P.(SSPE) and Special Situations Life Sciences Fund, L.P. (SSLS). As the investment adviser to the Funds, AWM holds sole voting and investment power over 1,672,168 Common Shares and 948,484 pre-funded Warrants: 244,657 shares of Common Stock and 153,063 (pre-funded) Warrants held by CAYMAN, 873,773 shares of Common Stock and 542,491 (pre-funded) Warrants held by SSFQP, 76,869 shares of Common Stock and 126,465 (pre-funded) Warrants held by SSPE and 476,869 shares of Common Stock and 126,465 (pre-funded) Warrants held by SSLS. Warrants described herein may only be converted or exercised into Common Shares to the extent that the total number of Common Shares then beneficially owned does not exceed 9.99% of the outstanding shares. The number of shares beneficially owned is calculated using 9.99% of the outstanding shares.

(5)	Opaleye Management Inc. Opaleye, L.P. James Silverman This statement is filed by (i) Opaleye Management Inc. (the “Adviser”), (ii) Opaleye, L.P. (the “Fund”) and (iii) James Silverman with respect to shares directly held by the Fund and in a managed account. The Adviser serves as investment adviser to the Fund. Mr. Silverman exercises control over the Adviser.. 2,470,000 held by Opaleye L.P. and 90,000 in a Managed Account. The Fund disclaims beneficial ownership of the shares held by the Managed Account. The Managed Account disclaim beneficial ownership of the shares held by the Fund.

(6)	Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”). Represents shares held by Ikarian Healthcare Master Fund, L.P., a Cayman Islands exempted limited partnership (the “Fund”), and certain separate managed accounts. Ikarian Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to the Fund and as sub-adviser to the Managed Accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the Managed Accounts. Ikarian Capital is ultimately controlled, indirectly, by Mr. Neil Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian Capital. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts. The Managed Accounts disclaim beneficial ownership of the shares held by the Fund.

(7)	Cable Car Capital, LP, a Delaware limited liability company, as the General Partner of Funicular Funds, LP, a Delaware limited liability company, and Jacob Ma-Weaver, as the Managing Member of Cable Car Capital, LP, may each be deemed the beneficial owner of the shares held by Funicular Funds, LP.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein.

For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those set forth in the accompanying Notice of Meeting and discussed below.

1.	PRESENTATION OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Company for the fiscal year ended December 31, 2025 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken. The Company’s financial statements are available on the System of Electronic Document Analysis and Retrieval (SEDAR+) website at www.sedarplus.ca and on EDGAR at www.sec.gov.

2.	SETTING OF THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD

Our Articles provide that the number of directors should not be fewer than three (3) directors. There are currently seven (7) directors of the Company, but one (1) current director, Len Mertz, is not standing for re-election. At the Meeting, it is proposed to fix the number of directors that constitutes the Board at six (6).

The allowable votes with respect to this proposal are “For,” “Against” and “Abstain.” Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Abstentions and broker non-votes are not votes “cast” on this matters and will have no effect on this matter. Unless otherwise instructed by the shareholder, the persons named in the form of proxy shall vote the shares represented by the proxy “FOR” fixing the number of directors at six (6).

The board recommends a vote “FOR” Setting THE TOTAL NUMBER OF DIRECTORS AT SIX.

3.	ELECTION OF DIRECTORS

The Board proposes that the following six nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Michael McFadden, Kenneth Cawkell, Rajeev “Rob” Bakshi, Phillip Mertz, Bethany Sensenig and Robert Wills. Each of the nominees is currently a director on the Board. Len Mertz, of the Board, determined not to run for re-election and will cease to be a director immediately following the Meeting on June 16, 2026.

Directors and Nominees

The following table sets out the names of each of the Board’s current directors and nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	Principal Occupation(1)

Michael McFadden Texas, United States CEO and Director Nominee	March 28, 2021	Mr. McFadden’s principal occupation is acting as the CEO of the Company. Prior to this he was Chief Commercial Officer (CCO) for MPower Health, and Chief Commercial Officer at Urovant Sciences (Nasdaq: UROV).

Kenneth Cawkell(4)(5) British Columbia, Canada Corporate Secretary and Director Nominee	March 18, 2021	Mr. Cawkell co-founded Cawkell Brodie LLP, a Vancouver based law firm, where he acted as managing partner from 1987 to 2022. Mr. Cawkell is a founder and CEO of Neurodyn Life Sciences Inc., a private biotech company focused on developing natural based products to promote healthy ageing. Mr. Cawkell is also a founder of Alpha Cognition Inc.

Rajeev “Rob” Bakshi(3)(4) British Columbia, Canada Director Nominee	November 15, 2017	Mr. Bakshi was CEO and Chairman of Crystal Bridge Enterprises, Inc. from November 2017 until its merger with the Company in March 2021. Mr. Bakshi has been the CEO of Active Witness Corp. from 2018 to present.

Phillip Mertz(4) Virginia, United States Director Nominee	March 18, 2021

Mr. Mertz is the President of Cenizas Labs, a software and electronics development company, and is a partner in Mertz Holdings. Mr. Mertz is also a cofounder of Secure Open Solutions, a cybersecurity and compliance management company. Previously Mr. Mertz led business development for CNG Energy and worked as a management consultant with Touchstone Consulting Group.

Robert Wills(3)(5) New Jersey, United States Director Nominee	April 7, 2025	Mr. Wills is Chairman of the Board of Milestone Pharmaceuticals, Inc. (Nasdaq: MIST), and serves as a board member at Parion Sciences, Inc.

Bethany Sensenig(3)(5) North Carolina, United States Director Nominee	April 15, 2026	Ms. Sensenig was most recently Chief Financial Officer and Head of Operations at Radius Health, Inc (May 2024 to April 2026), a commercial stage biopharmaceutical company, where she played a critical leadership role in the growth, financial performance, and sale of the company.

Len Mertz(3)(5) Texas, United States Chairman and Director Not Standing for Re-election	March 18, 2021	Mr. Mertz is Chairman of Shannon West Texas Memorial Hospital and a cofounder of Mayne & Mertz, Inc. an oil & gas exploration company. Mr. Mertz is also on the board of the First National Bank of Mertzon.

Notes:

(1)	The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled or directed is not within the knowledge of management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, the nominees named above have held the principal occupation or employment indicated for at least the five preceding years.

(2)	The information in this table does not include convertible securities, such as options or warrants that may be held by such persons.

(3)	Member of the Audit Committee.

(4)	Member of the Compensation Committee

(5)	Member of the Governance and Nominating Committee

Members of the Board of Directors hold office until the Company’s next annual general meeting of shareholders or until his or her successor have been duly appointed or elected and qualified.

Director Biographies

The following are brief biographies of the Corporation’s nominees for election to the Board:

Michael McFadden, 58, Chief Executive Officer since April 12, 2021 and Director since March 28, 2021

Mr. McFadden brings more than 30 years of successful leadership experience spanning pre-IND drug discovery through the commercialization and has launched over a dozen therapies in neurology, psychiatry, endocrinology and urology. He has over 16 years’ experience in neuroscience. Mr. McFadden’s principal occupation has been acting Chief Executive Officer of the Company since April 12, 2021. Prior to that Mr. McFadden was Chief Commercial Officer at MPower Health from February 2020 through April 2021, Chief Commercial Officer at Urovant Sciences

(Nasdaq: UROV) from January 2018 through November 2019, and SVP Sales and Marketing at Avanir Pharmaceuticals (Nasdaq: AVNR) from April 2015 through January 2017. Prior to these roles, Mr. McFadden held leadership roles at Amylin Pharmaceuticals (Nasdaq: AMLN) and Pharmacia. He serves on advisory board at MPower Health.

We believe that Mr. McFadden is qualified to serve on our board of directors due to his current role as Chief Executive Officer of the Company and his extensive experience in the industry.

Kenneth Cawkell, 74, Corporate Secretary and Director since March 18, 2021

Mr. Cawkell co-founded Cawkell Brodie LLP, a Vancouver based law firm, where he was acting as managing partner from 1987 to 2022, when he retired from practice. Mr. Cawkell was the founder of the Company and served as Company’s Chief Executive Officer through its qualifying transaction in April of 2021. He has also served as Corporate Secretary and a consultant to the Company since March 18, 2021 to current. Mr. Cawkell is the founder and CEO of Neurodyn Life Sciences Inc., a private biotech company focused on developing natural based products to treat Alzheimer’s and other neurodegenerative diseases. He has been active in the biotech industry within public, private and venture capital markets as a professional advisor and as a principal or investor for over 25 years.

We believe that Mr. Cawkell is qualified to serve on our board of directors due to his legal expertise and extensive experience with the Company and in developing treatments for Alzheimer’s disease.

Rejeev ‘Rob’ Bakshi, 66, Director since November 15, 2017

Mr. Bakshi was CEO and Chairman of Crystal Bridge Enterprises, Inc. from November 2017 until its merger with the Company in March 2021. Mr. Bakshi has been the Chief Executive Officer of Active Witness Corp., a private early stage technology company focused on developing innovative access control solutions for secured buildings, from 2018 to present. Mr. Bakshi was the co-founder of technology company, Silent Witness Enterprises Ltd., which was listed on the TSX and NASDAQ. He oversaw the company’s growth strategy before being sold to Honeywell for approximately $90 million in 2003. Since then, he has been involved with industrial land development, building a Convention Centre in Calgary and other strategic investments. In 2009, Mr. Bakshi began working with a South Korean company to establish Apivio Systems Inc. He led the strategy to turn the business into a Canadian company, putting together an independent board of directors, financing, and corporate governance in his capacity as Executive Chairman. In 2013, he was appointed CEO and was responsible for taking the company public. Apivio Systems Inc. was acquired by Nuri Telecom Company in an all-cash transaction in the spring of 2017. Mr. Bakshi is an accomplished real estate and technology investor and advises both private and public companies.

We believe that Mr. Bakshi is qualified to serve on our board of directors due to his experience with NASDAQ and TSX cross-listed companies.

Len Mertz, 70, Chairman and Director since March 18, 2021

Mr. Mertz has been a director since Alpha Cognition’s founding and was named Chairman in 2021. Mr. Mertz’ principal occupation has been as the Chairman of Shannon West Texas Memorial Hospital, a CMS rated 5-star hospital, with currently budgeted gross revenues exceeding $1 billion and since January 1982 as a co-founder and partner of Mayne & Mertz, Inc. an oil & gas exploration company. He has over 35 years of experience as a co-founder, board member, or investor in various companies including Triumvira Immunologics and Akido Labs. In addition, he serves on the board of the First National Bank of Mertzon. He began his career as a certified public accountant and obtained his BBA in Finance with Highest Honors and his Masters in Professional Accounting both from the University of Texas at Austin.

Mr. Mertz is not standing for re-election as a director.

Phillip Mertz, 41, Director since March 18, 2021

Mr. Mertz became a director of Alpha Cognition in 2019. He is the Co-founder and President of Cenizas Labs Inc., a technology company leading innovation in neurotechnology and artificial intelligence. He is also a partner at Cenizas Capital and Mertz Holdings, through which he invests in emerging ventures, including Alpha Cognition. Mr. Mertz is a founding partner behind Secure Open Solutions, a firm helping federal contractors meet cybersecurity and regulatory compliance requirements. Earlier in his career, he led business development for CNG Energy and worked as a management consultant with Touchstone Consulting Group. He graduated from Harvard University in 2006 with an A.B. in Economics.

We believe that Mr. Mertz is qualified to serve on our board of directors due to his experience with neurotechnology and neurodegenerative diseases.

Robert Wills, 72, Director since April 7, 2025

Dr. Wills brings decades of experience in the pharmaceutical and biotechnology industries, with a distinguished career in drug development, corporate strategy, and executive leadership. Dr. Wills joins the Board with over four decades of experience as a leader in the pharmaceutical industry. Dr Wills serves as Chairman of the Board of Milestone Pharmaceuticals, Inc. (Nasdaq: MIST), and serves on as a board member at Parion Sciences, Inc.. Dr Wills previously served as the Chairman of the Board of CymaBay Therapeutics (Nasdaq: CBAY) prior to the acquisition by Gilead Sciences, Inc. in March 2024, as a board member at Oncternal Therapeutics (Nasdaq: ONCT) from 2019-2025, and served as Executive Chairman of GTx, Inc. from 2019-2025. Prior to that he spent over 25 years at Johnson & Johnson. His roles included Vice President, Alliance Management, Janssen Pharmaceutical Companies of Johnson & Johnson and as Senior Vice President Global Development, where he was responsible for the R&D pipeline and a member of the R&D Board of Directors. Dr. Wills holds a B.S. in Biochemistry and a M.S. in Pharmaceutics from the University of Wisconsin and a Ph.D. in Pharmaceutics from the University of Texas.

We believe that Dr. Wills is qualified to serve on our board of directors due to his experience in drug development and executive leadership. The Board has selected Dr. Wills to be Chairman of the Board following the Meeting replacing Len Mertz who is not standing for re-election.

Bethany Sensenig, 50, Director since April 15, 2026

Ms. Sensenig was most recently Chief Financial Officer and Head of Operations at Radius Health, Inc (May 2024 to April 2026), a commercial stage biopharmaceutical company, where she played a critical leadership role in the growth, financial performance, and sale of the company. Prior to this, she served as Chief Financial Officer, and Interim CEO of 9 Meters Biopharma (Jan 2022 to July 2023), a clinical-stage biotechnology company. Preceding 9 Meters, Ms. Sensenig was Chief Financial Officer and Head of U.S. Operations at Minovia Therapeutics, Ltd. (June 2019 to Jan 2022), a clinical-stage biotechnology company, focused on rare diseases, where she led the company’s business and financing strategy. She spent 13 years at Biogen Inc., a multinational biotechnology company, where she held several positions of increasing responsibility, the latest of which was Vice President of Finance and Commercial Operations. Ms. Sensenig has played key roles in numerous transactions, financings and acquisition-related deals throughout her career and had direct P&L accountability at Biogen for upwards of $1 billion in annual revenue across 30 countries spanning the U.S., Asia-Pacific, Latin America and Europe. Ms. Sensenig is also a member of the Board of Directors at Supernus Pharmaceuticals (NASDAQ: SUPN) and KalVista Pharmaceuticals (NASDAQ: KALV).

We believe that Ms. Sensenig is qualified to serve on our board of directors due to her experience in public company accounting and financial strategy.

Family Relationships

There are no family relationships among any of our directors or executive officers, except that Len Mertz is the father of Phillip Mertz.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Director Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders

To our knowledge, no director or executive officer of Alpha Cognition is, as of the date hereof, or was within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company (including Alpha Cognition), that:

(a)	was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)	was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Mr. Cawkell is a director of Centurion Minerals Ltd. (“Centurion”). Centurion was subject to a cease trade order (the “Centurion CTO”) issued by the British Columbia Securities Commission on December 5, 2017, for failure to file its audited annual financial statements for the year ended July 31, 2017. Subsequently, Centurion dismissed its auditor on February 13, 2018, as its board of directors lost confidence in the former auditors’ ability to complete the audit in a timely fashion, if at all. Centurion engaged a new auditor to complete the audit and filed its audited annual financials for the year ended July 31, 2017, on March 1, 2018 and its first quarter on March 13, 2018. The Centurion CTO was revoked on May 3, 2018.

Mr. Cawkell is a director of Well Health Technologies (“Well Health”). Well Health was subject to a management cease trade order (“Well Health MCTO”) issued by the British Columbia Securities Commission on April 2, 2024 for failure to file its annual filings for the year ended December 31, 2024. The Well Health MCTO prohibited the chief executive officer and the chief financial officer of the Company from trading in securities of the Company for so long as the annual filings were not filed, including the disposition or acquisition of securities of the Company under any automatic plan. During this period, the Company had undertaken not to, directly or indirectly, issue or acquire securities from an insider or employee of the Company. The annual filings were subsequently filed April 14 2024 and the Well Health MCTO was lifted.

Bankruptcies and Other Proceedings

To Alpha Cognition’s knowledge, no director or executive officer of Alpha Cognition, or a shareholder holding a sufficient number of securities of Alpha Cognition to affect materially the control of Alpha Cognition:

(a)	is, as of the date hereof, or has been within the ten years before the date hereof, a director or executive officer of any company (including Alpha Cognition) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)	has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)	has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(d)	has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Penalties or Sanctions

To our knowledge, no director or executive officer of Alpha Cognition has been subject to any legal proceeding or other event described in Item 401(f) of Regulation S-K during the past ten years.

Other Directorships

The following sets forth the directors of the Company who are directors of other reporting issuers as at April 24, 2026:

Kenneth Cawkell: Westmount Minerals Corp., Portofino Resources Inc., Centurion Minerals Inc. and Well Health Technologies Corp.

Mr. Wills: Milestone Pharmaceuticals, Inc. and Oncternal Therapeutics

Ms. Sensenig: Supernus Pharmaceuticals and KalVista Pharmaceuticals

Voting for Election of Directors

(a)	if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)	if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

The allowable votes with respect to the election of directors are “For” and “Withhold”. Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes will have no effect on this proposal regarding the election of directors. Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the nominees. Although each nominee has agreed to be nominated and serve if elected and the Board anticipates that the six nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

The Board recommends a vote “FOR” each of the nominees for director.

4.	APPOINTMENT OF INDEPENDENT AUDITORS

CBIZ CPAs P.C. (“CBIZ”) was appointed as the Company’s independent auditors in October 2025. CBIZ served as the Company’s independent auditors for the fiscal year ended December 31, 2025, and has been appointed by the Audit Committee to continue as the Company’s independent auditor for the fiscal year ending December 31, 2026, and until the next annual general meeting of shareholders.

Representatives of CBIZ are not expected to be present at the Meeting, however if in attendance they will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions from shareholders.

Although the appointment of CBIZ is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that Shareholders approve the appointment of the independent auditors for the fiscal year ending December 31, 2026. In the event a majority of the votes cast at the Meeting are not voted in favor of appointment, the adverse vote will be considered as a direction to the Audit Committee to select other auditors for the fiscal year ending December 31, 2026.

Section 10A(i) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for the fiscal years ended December 31, 2025 and 2024 were pre-approved by the Audit Committee. The Audit Committee reviews with CBIZ whether the non-audit services to be provided are compatible with maintaining the auditor’s independence.

External Auditor Service Fees

The aggregate fees billed to the Company for the last two (2) fiscal years noted below by CBIZ, the Company’s current auditor (2025) and Manning Elliott LLP, the Company’s former auditor (2024), are as follows:

Financial Year Ending	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2025	$558,893	$51,191	Nil	Nil
December 31, 2024	$310,539	$65,641	Nil	Nil

Notes:

(1)	“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)	“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation. Above Audit Related Fees primarily related to review and audit of Financial Statements prepared under Generally Accepted Accounting Principles and fees related to reviewing financials included in drafted US SEC filings.

(3)	“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

The allowable votes with respect to this proposal are “For,” “Against” and “Abstain”. Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Unless otherwise instructed by the shareholder, the persons named in the form of proxy shall vote the shares represented by the proxy “FOR” the appointment of CBIZ.

Change in Independent Auditors

On October 10, 2025, the Audit Committee (the “Audit Committee”) of the Board received the resignation of Manning Elliott as the Company’s independent registered public accounting firm. The resignation of Manning Elliott as the Company’s independent registered public accounting firm is solely the result of administrative licensing requirements. The Company recently relocated its principal executive offices from Canada to the State of Texas. While Manning Elliott is licensed to practice public accounting in Canada, it is not licensed in the State of Texas and, accordingly, cannot continue to serve as the Company’s independent registered public accounting firm following this relocation.

Manning Elliott’s resignation is not the result of any disagreement with the Company on any matter of accounting principles, practices, financial statement disclosure, or auditing scope or procedures. Manning Elliott has expressed its support for the Company’s transition and has confirmed that it has not raised any concerns regarding the Company’s financial reporting or internal controls.

The reports of Manning Elliott on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023 and through October 10, 2025, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Manning Elliott would have caused Manning Elliott to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and December 31, 2023 and through October 10, 2025, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Manning Elliott with a copy of this disclosure and requested that Manning Elliott furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Manning Elliott agrees with the statements related to them made by the Company. Manning Elliott’s letter to the SEC is filed as exhibit 16.1 to the Company’s current report of Form 8-K as filed with the Commission on October 14, 2025.

 On October 10, 2025, upon approval of the Audit Committee, the Company engaged CBIZ, a nationally recognized, independent registered public accounting firm licensed to practice in the United States, to serve as its independent registered public accounting firm. The Company anticipates a seamless transition without disruption to its financial reporting obligations.

During the Company’s two most recently completed fiscal years and through the date of engagement of CBIZ, neither the Company nor anyone on behalf of the Company consulted with CBIZ regarding: (a) the application of accounting principles to a specified transaction, either completed or proposed; or (b) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (c) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF CBIZ AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND THE authorizATION OF the AUDIT COMMITTEE to fix their remuneration.

BOARD COMPOSITION AND INDEPENDENCE

Board of Directors

The composition of the Board currently consists of the following seven members: Michael McFadden, Len Mertz, Phillip Mertz, Kenneth Cawkell, Rajeev ‘Rob’ Bakshi, Bethany Sensenig and Robert Wills.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Nasdaq Listing Rules. Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Nominating Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

As a result, the Board has affirmatively determined that each of Rajeev ‘Rob’ Bakshi, Robert Wills, Bethany Sensenig, Len Mertz and Phillip Mertz are independent in accordance with the Nasdaq Listing Rules. The Board has also affirmatively determined that all members of our Audit Committee, Governance and Nomination Committee and Compensation Committee are independent directors.

Meetings of the Board

During the fiscal year ended December 31, 2025, the Board held 4 formal directors’ meetings. All matters which required Board approval were consented to in writing by all of the Company’s directors. No director attended fewer than 75% of the meetings of the Board.

Board members are not required to attend the Meeting and all directors attended the 2025 annual meeting of shareholders.

COMMITTEES OF THE BOARD

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. Pursuant to Section 224(1) of the Business Corporations Act (British Columbia) and National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) the Company is required to have an audit committee comprised of not less than three directors, a majority of whom are not officers, control persons or employees of the Company or an affiliate of the Company. NI 52-110 requires the Company, as a venture issuer, to disclose annually in its Proxy Statement certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth below.

The Audit Committee consists of Len Mertz (Chair), Robert Wills, Rajeev ‘Rob’ Bakshi and Bethany Sensenig. The Board has determined that Mr. Mertz, Dr. Wills, Mr. Bakshi and Bethany Sensenig are “independent” and “financially literate,” within the meaning of Rule 5605 of the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. All members of the Audit Committee are “financially literate”, and “independent” as described and defined in Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee composition complies with the requirements for composition of Audit Committees in NI 52-110 as applicable to venture companies. Our Board has determined that Len Mertz and Bethany Sensenig qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K based on education, professional designations held, experience and background.

The members of the Audit Committee are elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a chair is elected by the full Board, the members of the Audit Committee designate a chair by a majority vote of the full Audit Committee membership.

Following the Meeting, due to Len Mertz not standing for re-election, the Board has proposed to have Bethany Sensenig act as Chair to the Audit Committee.

Our Board adopted a written charter for the Audit Committee, which is available on the Company’s website at www.alphacognition.com and a copy of which is attached hereto as Schedule A.

The Audit Committee’s duties, include, but are not limited to: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual reports; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing the systems for internal corporate controls which have been established by the Board and management; (vii) reviewing and approving all related-party transactions; (viii) inquiring and discussing with management our compliance with applicable laws and regulations; (ix) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (x) appointing or replacing the independent auditor; (xi) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (xii) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and (xiii) approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee met 4 times during the fiscal year ended December 31, 2025.

Relevant Education and Experience

Len Mertz - Mr. Mertz has been a director since Alpha Cognition’s founding and was named Chairman in 2021. He is also the Chairman of Shannon West Texas Memorial Hospital, a CMS rated 5-star hospital, with currently budgeted gross revenues exceeding $1 billion. He has over 35 years of experience as a co-founder, board member, or investor in various companies including Triumvira Immunologics and Akido Labs. In addition, he serves on the board of the First National Bank of Mertzon and is a co-founder of Mayne & Mertz, Inc. an oil & gas exploration company. He began his career as a certified public accountant and obtained his BBA in Finance with Highest Honors and his Masters in Professional Accounting both from the University of Texas at Austin. Mr. Mertz’s educational background as a CPA, his experience with First National Bank of Mertzon and his experience as a co-founder, board member and investor in various companies has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. These experiences have provided Mr. Mertz with the skills to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Robert Wills - Dr. Wills brings decades of experience in the pharmaceutical and biotechnology industries, with a distinguished career in drug development, corporate strategy, and executive leadership. Dr. Wills joins the Board with over four decades of experience as a leader in the pharmaceutical industry. Dr Wills serves as Chairman of the Board of Milestone Pharmaceuticals, Inc. (Nasdaq: MIST), serves on as a board member at Parion Sciences, Inc., and a board member at Oncternal Therapeutics (Nasdaq: ONCT). Dr Wills previously served as the Chairman of the Board of CymaBay Therapeutics (Nasdaq: CBAY) prior to the acquisition by Gilead Sciences, Inc. in March 2024, and served as Executive Chairman of GTx, Inc. from 2015-2019. Prior to that he spent over 25 years at Johnson & Johnson. His roles included Vice President, Alliance Management, Janssen Pharmaceutical Companies of Johnson & Johnson and as Senior Vice President Global Development, where he was responsible for the R&D pipeline and a member of the R&D Board of Directors. Dr. Wills holds a B.S. in Biochemistry and a M.S. in Pharmaceutics from the University of Wisconsin and a Ph.D. in Pharmaceutics from the University of Texas. Mr. Wills’s experience serving as Chairman of the Board and Executive Chairman for public companies has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. Mr. Will’s experience allows him to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Rajeev ‘Rob’ Bakshi - Mr. Bakshi was the co-founder of technology company, Silent Witness Enterprises Ltd., which was listed on the TSX and NASDAQ. He oversaw the company’s growth strategy before being sold to Honeywell for approximately $90 million in 2003. Since then, he has been involved with industrial land development, building a Convention Centre in Calgary and other strategic investments. In 2009, Mr. Bakshi began working with a South Korean company to establish Apivio Systems Inc. He led the strategy to turn the business into a Canadian company, putting together an independent board of directors, financing, and corporate governance in his capacity as Executive Chairman. In 2013, he was appointed CEO and was responsible for taking the company public. Apivio Systems Inc. was acquired by Nuri Telecom Company in an all-cash transaction in the spring of 2017. Mr. Bakshi is an accomplished real estate and technology investor and advises both private and public companies. Mr. Bakshi’s experience developing public companies and advising both private and public companies has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. Mr. Bakshi’s experience allows him to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Bethany Sensenig - Ms. Sensenig was most recently Chief Financial Officer and Head of Operations at Radius Health, Inc (May 2024 to April 2026), a commercial stage biopharmaceutical company, where she played a critical leadership role in the growth, financial performance, and sale of the company. Prior to this, she served as Chief Financial Officer, and Interim CEO of 9 Meters Biopharma (Jan 2022 to July 2023), a clinical-stage biotechnology company. Preceding 9 Meters, Ms. Sensenig was Chief Financial Officer and Head of U.S. Operations at Minovia Therapeutics, Ltd. (June 2019 to Jan 2022), a clinical-stage biotechnology company, focused on rare diseases, where she led the company’s business and financing strategy. She spent 13 years at Biogen Inc., a multinational biotechnology company, where she held several positions of increasing responsibility, the latest of which was Vice President of Finance and Commercial Operations. Ms Sensenig’s experience allows him to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4, 6.1.1(4), 6.1.1(5), 6.1.1(6) or Part 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 6.1.1(4), (5) and (6) provide exemptions in certain circumstances from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the venture issuer. Part 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Report of the Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board, which is reviewed by the Board annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Nasdaq Listing Rules. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Len Mertz as the “Audit Committee Financial Expert.”

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for stockholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for the fiscal year ended December 31, 2025.

First, the Audit Committee discussed with CBIZ those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with CBIZ the independence of CBIZ and received from Marcum the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed with the Company’s management and CBIZ the Company’s audited financial statements for the fiscal year ended December 31, 2025 and the related management’s discussion and analysis to be included in the Corporation’s Annual Report on Form 10-K.

Based on the discussions with CBIZ concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Corporation’s financial statements and the related management’s discussion and analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Date: April 30, 2026

Len Mertz, Audit Committee Member

Rajeev “Rob” Bakshi, Audit Committee Member

Robert Wills, Audit Committee Member

Bethany Sensenig, Audit Committee Member

Governance and Nomination Committee

The Governance and Nomination Committee consists of Len Mertz, Kenneth Cawkell, Bethany Sensenig and Robert Wills who serves as chairperson of the Governance and Nomination Committee. Specific responsibilities of the Governance and Nomination Committee include: (i) identifying, evaluating and selecting, or recommending that the Board approve, nominees for election to the Board; (ii) evaluating, on an annual basis, the performance of the Board and of individual directors; (iii) establishing subcommittees for the purpose of evaluating special or unique matters; (iv) evaluating the adequacy of corporate governance practices and reporting; (v) reviewing management succession plans; and (vi) developing and making recommendations to the Board regarding corporate governance guidelines and matters.

Our Board adopted a written charter for the Governance and Nomination Committee, which is available on the Company’s website at www.alphacognition.com.

The Governance and Nomination Committee met 2 times during the fiscal year ended December 31, 2025.

Compensation Committee

The Company’s compensation committee (the “Compensation Committee”) is comprised of three directors of the Company, Phillip Mertz (Chair), Kenneth Cawkell and Rob Bakshi. The Board has determined that Phillip Mertz, Kenneth Cawkell and Rob Bakshi are “independent” within the meaning of Rule 5605 of the Nasdaq Listing Rules.

The Compensation Committee is responsible for determining the compensation for the directors and the executive officers. The Compensation Committee reviews the adequacy of remuneration for the executive officers by evaluating their performance in light of the Company’s goals and objectives, and by comparing it with other reporting issuers of similar size in the same industry. The Compensation Committee also periodically reviews the adequacy and form of directors’ compensation and recommends to the Board a compensation model that appropriately compensates directors for the responsibilities and risks involved with being a director and a member of one or more committees, as applicable. The Compensation Committee is also responsible for reviewing the executive compensation disclosure before the Company discloses this information publicly. The Compensation Committee is also responsible for: (i) ensuring that the mission and strategic direction of the Company is reviewed annually; (ii) ensuring that the Board and each of its committees carry out its functions in accordance with due process; (iii) assessing the effectiveness of the Board as a whole, each committee of the Board, and the contribution of each individual director; (iv) identifying, recruiting, endorsing, appointing, and orienting new directors; (v) reviewing and making compensation related recommendations and determinations regarding senior executives and directors; and (vi) the Company’s human resources and compensation policies and processes.

Our Board adopted a written charter for the Compensation Committee, which is available on the Company’s website at www.alphacognition.com.

The Compensation Committee met 3 times during the fiscal year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2025, no member of the Compensation Committee served as an officer or employee of Alpha Cognition. Mr. Bakshi served as Chief Executive Officer of the Company through its qualifying transaction in March of 2021. None of Alpha Cognition’s executive officers serve, or have served during the last fiscal year, as a member of the Board, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of Alpha Cognition’s directors or on the Compensation Committee.

CORPORATE GOVERNANCE

Communications with the Board of Directors

Shareholders may send communications by letter to the Board, the Chair or one or more of the non-management directors or the Chief Executive Officer of the Company at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051 or by contacting the Chief Executive Officer at 858-344-4375. The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the Board or appropriate committee(s) of the Board.

Orientation and Continuing Education

Management of the Company takes steps to ensure that its directors and officers are continually updated as to the latest corporate and securities policies which may affect the directors, officers, committee members and the Company as a whole. The Company continually reviews the latest securities rules and policies. Any such changes or new requirements are then brought to the attention of the Company’s directors either by way of a director or committee meetings or circulated in a memorandum.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. The Board has appointed a non-executive Chairman of the Board to assist the independent directors in risk oversight. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that the current structure of the Board with a non-executive Chairman is sufficient for independent oversight at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may re-evaluate this structure.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience. The policy of our Governance and Nomination Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Governance and Nomination Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Governance and Nomination Committee may reasonably request. There are no differences in the manner in which the Governance and Nomination Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent in writing to the Company’s executive offices, attention: Secretary.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Governance and Nomination Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Governance and Nomination Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Governance and Nomination Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Governance and Nomination Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Governance and Nomination Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The qualifications of each of the Company’s directors are set forth in their respective biographies above.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates.

In identifying qualified candidates for nomination to the Board, the Governance and Nomination Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

The Governance and Nomination Committee must give due consideration to characteristics, such as gender, age, ethnicity, disability, sexual orientation and geographic representation, which contribute to board diversity. The Governance and Nomination Committee may, in addition to conducting its own search, engage qualified independent advisors to assist in identifying prospective diverse director candidates that meet the selection criteria established by the Board and that support its diversity objectives. In implementing its responsibilities under this policy, the Governance and Nomination Committee will take into account the Board’s diversity objectives and the diverse nature of the business environment in which the Company operates, as well as the need to maintain flexibility to effectively address succession planning and to ensure that the Company continues to attract and retain highly qualified individuals to serve on the Board.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company. Pursuant to corporate legislation, a director is required to act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, and disclose to the Board the nature and extent of any interest of the director in any material contract or material transaction, whether made or proposed, if the director is a party to the contract or transaction, is a director or officer (or an individual acting in a similar capacity) of a party to the contract or transaction or has a material interest in a party to the contract or transaction. If the director abstains from voting after disclosure of their interest, the directors approve the contract or transaction and the contract or transaction was reasonable and fair to the Company at the time it was entered into, the contract or transaction is not invalid and the director is not accountable to the Company for any profit realized from the contract or transaction. Otherwise, the director must have acted honestly and in good faith, the contract or transaction must have been reasonable and fair to the Company and the contract or transaction be approved by the shareholders by a special resolution after receiving full disclosure of its terms in order for the director to avoid such liability or to avoid the contract or transaction being found invalid.

Code of Business Conduct and Ethics

In accordance with SEC rules, the Company has adopted a code of business conduct and ethics that applies to the Company’s officers, directors, employees, and contractors.

We have adopted a corporate Code of Business Conduct and Ethics (the “Code”) that applies to all our employees including our principal executive officer, principal financial officer, and principal accounting officer and is administered by our Chief Financial Officer and the Chair of the Governance and Nomination Committee. We believe our Code provides written standards for deterring, and is reasonably designed to deter, wrongdoing. The purpose of our Code is to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;

●	compliance with applicable governmental laws, rules and regulations;

●	prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

●	accountability for adherence to the Code.

Our Code is available on our website at www.alphacognition.com. A copy of the Code will be provided to any person without charge upon written request to the Company at its executive offices, attention: Secretary. We intend to disclose on our website any amendment to the Code or waiver from a provision of our Code that applies to any of our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions that relates to any element of our Code.

Hedging Policy

The Company’s share trading policy prohibits hedging or monetization transactions. The policy sets forth hedging or monetization transactions as transactions that can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. The policy notes that these transactions may permit continued ownership of the Company’s securities obtained through employee benefit plans or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into these types of transactions may no longer have the same objectives as the Company’s other shareholders. In addition, under the policy no director or officer of the Company is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any the Company’s securities granted as compensation or held, directly or indirectly, by such director or officer.

Executive Incentive Compensation Recovery Policy

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, the Company can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

Our Board approved the adoption of an Executive Incentive Compensation Recovery Policy (the “Clawback Policy”), with an effective date of November 12, 2024, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive compensation received within a recovery period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading Policy

The Company has adopted an Insider Trading Policy which sets forth insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the registrant’s securities by directors, officers and employees, or the registrant itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the Nasdaq. The Company’s Insider Trading Policy prohibits our directors, officers, employees and related persons and entities from trading in the Company’s securities while in possession of material, nonpublic information. The Company’s trading blackout period prevents certain officers of the Company and other designated employees from trading in the Company’s securities during certain blackout periods, subject to limited exceptions. In addition, certain officers and directors of the Company are required to obtain approval in advance of transactions in the Company’s stock. The foregoing summary of the Company’s insider trading policies and procedures does not purport to be complete and is qualified by reference to the Company’s Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Policy on Grants of Certain Equity Awards

The Company does not have a formal policy regarding the timing of the grant of stock option awards, SARs, or similar option-like instruments in relation to the disclosure of material nonpublic information.

We have not granted stock options, SARs, or similar option-like instruments in the last fiscal years in the time period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information and ending one business day after the filing or furnishing of such report.

The Compensation Committee has had and will have the discretion on the timing of such grants of stock options, SARs, or similar option-like instruments if and when they are made in the future. The Compensation Committee will consider the timing of the grant of a stock option relative to the existence and timeline for disclosure of material nonpublic information with the goal of ensuring that stock options are not granted immediately prior to or following the release of material nonpublic information or in a manner that affects the value of such awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Shares, to file reports of ownership and changes of ownership of such securities with the SEC. Except as provided below, based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2025, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Name	Number of Late Reports (Transactions)	Number of Missing Reports (Transactions)
John Havens	1 Late Form 4 (1 Transaction)	—

EXECUTIVE OFFICERS

The following table contains information regarding the executive officers of the Company as of the date of this Proxy Statement:

Name	Age	Position	Position Held Since
Michael McFadden	58	CEO	April 12, 2021
Lauren D’Angelo	47	COO	October 1, 2023
Henry Du	48	Interim CFO	October 21, 2024

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

The following sets forth certain information with respect to each of the Company’s executive officers who is not currently a director. Information with respect to the Company’s Chief Executive Officer, Michael McFadden, is set forth above in “Election of Directors - Directors and Nominees.”

Lauren D’Angelo, 47, Chief Commercial Officer since May 4, 2021, and Chief Operating Officer since 2023

Ms. D’Angelo has more than 20 years of experience leading successful drug commercialization efforts across eight therapeutic areas, including multiple central nervous system therapies. Prior to joining Alpha Cognition in May of 2021, Ms. D’Angelo was Vice President, Marketing and Commercial Strategy at Urovant Sciences, Inc. from October 2017 through May 2021. Ms. D’Angelo has extensive marketing, sales, and operations experience in specialty areas including central nervous system, oncology, gastrointestinal, pain management, respiratory, urology and diabetes. Ms. D’Angelo was recognized as a 2023 PharmaVoice Top 100 Industry Leader, Medical Marketing & Media’s (MM+M) 2022 Woman of Distinction, MM+M’s 2017 Woman to Watch, and was selected as one of Pharmaceutical Executive’s Emerging Pharma Leaders for 2020. Ms. D’Angelo received a B.S. in Management Information Systems from Florida State University and an MBA from the University of Florida.

Henry Du, 48, Vice President of Finance and Accounting and interim Chief Financial Officer since 2024

Mr. Du brings to the Company over 25 years of experience in corporate accounting and finance, with a strong business background in the life science industry. From November 2022 to October 2024, Mr. Du was Sr. Vice President of Accounting and Administration at Amplify Surgical, a medical device company focused on developing innovative endoscopic surgical techniques and spinal implant technologies, where he led the finance and accounting functions, as well as administrative roles including human resources, payroll, compliance, corporate legal, and investor relations. During his tenure there, he was instrumental in helping the company achieve consistent positive EBITDA and profitability, along with doubling average daily operating liquidity. From September 2021 to November 2022, Mr. Du was also VP of Finance and Senior Corporate Controller at HUYABIO International, a leader in globalizing Chinese pharmaceutical innovation, where he established the commercial accounting policy for the company’s product launch in Japan. Prior to HUYABIO, Mr. Du served in leadership roles at Eledon Pharmaceuticals (formerly Novus Therapeutics), a publicly traded clinical-stage biopharmaceutical company from May 2018 to September 2021, United Auto Credit from August 2017 to May 2018, and at Avanir Pharmaceuticals from March 2010 to August 2017. Mr. Du serves on the board and is Chairman of the Audit Committee at Emmaus Life Sciences, Inc.

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers.

The following table contains compensation data for our named executive officers for the current fiscal year. In this section “Named Executive Officer” or “NEO” means the Principal Executive Officer (President) and each of the two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers for the year ended December 31, 2025 and whose total salary and bonus exceeds $100,000, as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of Alpha Cognition at the end of the most recently completed financial year end.

The following table sets forth all direct and indirect compensation paid, payable, awarded, granted, given or otherwise provided, directly or indirectly, by Alpha Cognition Inc. and any subsidiary thereof to each Named Executive Officer and each director of Alpha Cognition, in any capacity, including, for greater certainty, all plan and non-plan compensation, direct and indirect pay, remuneration, economic or financial award, reward, benefit, gift or perquisite paid, payable, awarded, granted, given or otherwise provided to the Named Executive Officers or director for services provided and for services to be provided, directly or indirectly, to Alpha Cognition or any subsidiary thereof:

Summary Compensation Table

Name and Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards (8) ($) (f)		Non-Equity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation(7) ($) (i)	Total ($) (j)
Michael McFadden	2025	$625,000	$468,750	$-	$2,500,000	(2)	$-	$-	$30,431	$3,624,181
Chief Executive Officer(1)	2024	$500,000	$412,500	$-	$-		$-	$-	$31,186	$943,686

Lauren D’Angelo	2025	$500,000	$375,000	$-	$1,500,000	(4)	$-	$-	$33,591	$2,408,591
Chief Commercial Officer and Chief Operating Officer(3)	2024	$420,000	$346,500	$-	$-		$-	$-	$31,186	$797,685

Henry Du	2025	$285,000	$147,925	$-	$-		$-	$-	$31,581	$464,506
Interim Chief Financial Officer(5)	2024	$54,427	$38,500	$-	$267,310	(6)	$-	$-	$3,325	$363,562

Notes:

(1)	Mr. McFadden was appointed as CEO of the Company effective as of April 12, 2021, and as a director of the Company effective as of March 28, 2022. Mr. McFadden received compensation for acting as the CEO of the Company.

(2)	In February 2025, the Company granted 496,947 Common Share options with an exercise price of $5.93 per share. The options will be subject to the following vesting terms: 12.5% vesting on the Grant Date and remainder to vest 8% per quarter thereafter and 7.5% vesting on the final quarter.

(3)	Mrs. D’Angelo was appointed as Chief Operating Officer of the Company effective as of September 28, 2023, previously she served as Chief Commercial Officer.

(4)	In February 2025, the Company granted 298,168 Common Share options with an exercise price of $5.93 per share. The options will be subject to the following vesting terms: 12.5% vesting on the Grant Date and remainder to vest 8% per quarter thereafter and 7.5% vesting on the final quarter.

(5)	Mr. Du was appointed as the Vice President of Finance and Accounting and interim Chief Financial Officer effective October 21, 2024.

(6)	In October 2024, the Company granted 32,000 Common Share options with an exercise price of $15.00CAD per share. The options will be subject to vesting terms of over three years with equal vesting on a quarterly basis.

(7)	Healthcare benefits.

(8)	For assumptions regarding the valuation of Options, see Note 9 – Stockholders’ Equity - to our audited annual consolidated financial statements for the year ended December 31, 2025 as filed with our Annual Report on Form 10-K on March 31, 2026. The amounts in this column represent the dollar amounts for the aggregate grant-date fair value of Options granted pursuant to the Stock Option Plan, computed in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table

The Company’s compensation philosophy for its executive officers is designed to attract well-qualified individuals by paying market based base salaries plus short and long-term incentive compensation in the form of stock options or awards under the Long Term Incentive Plan. In making its determinations regarding the various elements of executive compensation, the Board will have access to and will rely on published studies of compensation paid in comparable businesses.

The duties and responsibilities of the Chief Executive Officer are typical of those of a business entity of the Company’s size in a similar business and include direct reporting responsibility to the chair of the Board, overseeing activities of all other executives of the Company, representing the Company, providing leadership and responsibility for achieving corporate goals, and implementing corporate policies and initiatives.

The objectives of the Company’s executive compensation program are as follows:

●	to attract, retain and motivate talented executives who create and sustain the Company’s continued success;

●	to align the interests of the Company’s executives with the interests of the Company’s shareholders; and

●	to provide total compensation to executives that is competitive with that paid by other companies of comparable size engaged in a similar business in appropriate regions

Overall, the executive compensation program aims to design executive compensation packages that mirror executive compensation packages for executives with similar talents, qualifications and responsibilities at companies with similar financial, operating and industrial characteristics. The Company expects to undergo rapid growth and is committed to retaining its key executives for the next several critical years, while at the same time ensuring that executive compensation is tied to specific corporate goals and objectives. The Company’s executive compensation program has been designed to reward executives for reinforcing the Company’s business objectives and values, for achieving the Company’s performance objectives, and for their individual performance. The executive compensation program consists of a combination of base salary, Long Term Incentive Plan awards and stock option incentives.

Base Salary

The base salary of an executive officer is intended to attract and retain executives by providing a reasonable amount of non-contingent remuneration. The base salary review of any executive officer takes into consideration the current competitive market conditions, experience, proven or expected performance, and the particular skills of the executive officer. Base salary is not evaluated against a formal “peer group.”

Stock Options

The Company believes that equity-based compensation in the form of stock options will link the interests of its executive officers with the long-term interests of the Company’s shareholders. Stock option awards to executive officers will typically be subject to time-based vesting provisions. The Company believes that such awards will encourage executive officers to focus on long-term company performance and increasing long-term shareholder value, and will serve as a useful retention mechanism by encouraging executive officers to remain employed with the Company.

The Company does not have any formal policy regarding when stock options are to be granted or the size of any given grant, and the Company does not intend to tie such grants directly to any pre-established corporate or individual goals. The Company Board or a committee thereof will, however, consider and evaluate the total compensation package, including base salary and Long Term Incentive Plan awards, received or to be received by a particular executive officer, and will seek to ensure that such total compensation package is fair, reasonable and competitive. When considering an award of options to an executive officer, consideration of the number of options previously granted to the executive may be taken into account.

Bonus

Pursuant to and conditional upon the terms of their employment agreements, the Company’s executive officers are eligible for a cash bonus up to 100% of their base salary (or 150% for exceptional performance) upon meeting or exceeding certain performance criteria determined and assessed by the Compensation Committee. In 2025, these performance thresholds were as follows:

2025 Goal	Weight	Progress Assessment
Commercial Net Revenues Goal: $5M	40%	151%
Ex-US Partnership contract executed for major territory outside the US	10%	100%
OPEX managed within budget of $39M	40%	112%
Manufacturing second supplier contract executed.	10%	100%
	100%	125%

For 2026, the Compensation Committee has set the following performance criteria for executive cash bonus payments:

1. Sales Growth – 55% Weight

Performance Level	2026 Revenue	Payout
Threshold	$20 million	50%
Target	$24 million	100%
Stretch	$28 million	150%

2. EBITDA (Operating Profit before R&D) – 20%

Performance Level	EBITDA	Payout
Threshold	$33 million loss	50%
Target	$29.5 million loss	100%
Stretch	$25.5 million loss	150%

3. Research & Development 15% Weight

Metrics:

●	PK and toxicity studies completed on time and within budget

●	Clinical Trials; Beacon/Converge completed - Resolve recruitment 65% complete

4. Manufacturing 10% Weight

Metric:

●	2nd Manufacturer stability in progress and submission to FDA substantially complete

Employment Agreements

The Company, through its subsidiary Alpha Cognition (USA), Inc., entered into an employment agreement dated February 22, 2021, as amended on March 28, 2022, with Michael McFadden, pursuant to which the Company retained Mr. McFadden to act as CEO of the Company effective as of April 12, 2021. Mr. McFadden was also appointed as a director of the Company effective as of March 28, 2022. Pursuant to the agreement, the Company agreed to pay Mr. McFadden an annual base salary of $500,000 and to grant Mr. McFadden an equity interest in the Company based on the value of the Company on a sale or merger, or a listing on the Nasdaq exchange. Mr. McFadden is also entitled to an annual bonus based on achievement of certain milestones, up to a maximum of 50% of his base salary. The agreement may be terminated by either party at any time, for any reason. In the event the agreement is terminated by the Company for any reason other than cause, or by Mr. McFadden for good reason, Mr. McFadden will be entitled to receive his base compensation through to the date of termination, together with severance of six months of base compensation, plus three months of half of base compensation, plus three months of one quarter of base compensation, plus the average of actual performance bonuses paid over the last two years. Mr. McFadden will be entitled to keep options which have vested, however any unvested options would be forfeited. Pursuant to the agreement, in the event of a change of control, Mr. McFadden will receive: a) a cash payment equal to his annual base salary; b) a full bonus payable in cash immediately, irrespective of whether targets have been met; and c) continuation of healthcare benefits for twelve months from date of the change of control event.

On February 18, 2025, the Compensation Committee agreed to increase Mr. McFadden’s annual base salary to $625,000, set a 2025 target bonus of $375,000 and grant him $2,200,000 in stock option compensation. On January 9, 2026, the Compensation Committee agreed to increase Mr. McFadden’s annual base salary to $643,750, set a target bonus of $386,250 and grant him up to $2,750,000 in stock option compensation.

The Company entered into an employment agreement with Lauren D’Angelo pursuant to which the Company retained Ms. D’Angelo to act as the Chief Commercial Officer effective as of May 4, 2021. Ms. D’Angelo was promoted to Chief Operating Officer as of September 28, 2023. Pursuant to the agreement, the Company agreed to pay Ms. D’Angelo an annual base salary of $420,000 and Ms. D’Angelo is entitled to an annual bonus based on criteria established by the CEO and approved by the Board, with the target bonus to be 50% of base salary. Ms. D’Angelo is also entitled to receive options. The agreement may be terminated by either party at any time, for any reason, with or without advance notice or cause. Pursuant to the agreement, in the event of a change of control, Ms. D’Angelo will receive: a) a cash payment equal to the annual base salary; b) a full bonus payable in cash immediately, irrespective of whether targets have been met; and c) continuation of healthcare benefits for twelve months from date of change of control event.

On February 18, 2025, the Compensation Committee agreed to increase Ms. D’Angelo’s annual base salary to $500,000, set a 2025 target bonus of $300,000 and grant her $1,300,000 in stock option compensation. On January 9, 2026, the Compensation Committee agreed to increase Ms. D’Angelo’s annual base salary to $515,000, set a target bonus of $309,000 and grant her $1,500,000 in stock option compensation.

The Company entered into an employment agreement with Henry Du pursuant to which the Company retained Mr. Du to act as the Vice President of Finance and Accounting and interim Chief Financial Officer effective October 21, 2024. Pursuant to the agreement, the Company agreed to pay Mr. Du an annual base salary which is currently $275,000 and Mr. Du will be eligible for a yearly bonus set at 40% of his base salary. In addition to his base compensation, Mr. Du received an initial grant of 32,000 stock options to purchase shares of the Company’s common stock which will vest equally on a quarterly basis over a 12-quarter period, beginning on October 21, 2024 (the “Stock Options”). The Stock Options were granted pursuant to the Company’s 2023 Stock Option Plan.

On January 9, 2026, the Compensation Committee agreed to increase Mr. Du’s annual base salary to $314,150, set a 2026 target bonus of $126,000 and grant him $225,000 in stock option compensation.

Outstanding Equity Awards at Fiscal Year-End

A summary of the number and the value of the outstanding equity awards as of December 31, 2025, held by the named executive officers is set out in the table below.

			Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael McFadden	41,451	(1)	-		5.11	8/3/2031
	38,549	(2)	-		5.11	8/3/2031
	202,560	(1)	6,563	(3)	4.01	6/8/2033
	30,877	(2)			4.01	6/8/2033
	161,061	(1)	315,561	(4)	5.93	2/25/2035
	20,325	(2)	-		5.93	2/25/2035
Lauren D’Angelo	24,000	(2)	-		5.11	8/3/2031
	6,000 (2)		-		5.11	2/14/2032
	92,290	(1)	4,320	(5)	4.01	6/8/2033
	61,390	(2)	-		4.01	6/8/2033
	88,506		189,337	(6)	5.93	2/25/2035
	20,325		-		5.93	2/25/2035
Henry Du	10,666		21,334	(7)	10.94	10/21/2034

Notes:

(1)	Non-qualified stock option grant.

(2)	Incentive stock option grant.

(3)	Vests: 12.5% of the total number of Options granted will vest immediately on the grant date with the remaining balance of the number of Options vesting monthly over the following 32 months.

(4)	Vests: 12.5% of the total number of Options granted will vest immediately on the grant date with the remaining balance of the number of Options vesting monthly over the following 32 months.

(5)	Vests: 12.5% of the total number of Options granted will vest immediately on the grant date with the remaining balance of the number of Options vesting monthly over the following 32 months.

(6)	Vests: 12.5% of the total number of Options granted will vest immediately on the grant date with the remaining balance of the number of Options vesting monthly over the following 32 months.

(7)	he Options will vest over three years with equal vesting on a quarterly basis.

Director Compensation

The following table sets forth a summary of the compensation earned by the non-employee directors of the Corporation during fiscal year ended December 31, 2025.

Name	Fees earned paid in cash ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)	Total ($)
Len Mertz	-	-	280,000	-	285,000
Kenneth Cawkell	51,000	-	195,000	-	246,000
Philip Mertz	52,000	-	195,000	-	247,000
Rajeev Bakshi	53,500	-	195,000	-	248,500
Robert Wills	40,000	-	145,000	-	185,000
John Havens	28,750	-	194,973	-	223,723

Notes:

(1)	For assumptions regarding the valuation of Options, see Note 9 – Stockholders’ Equity to our audited annual consolidated financial statements for the year ended December 31, 2025 as filed with our Annual Report on Form 10-K on March 31, 2026. The amounts in this column represent the dollar amounts for the aggregate grant-date fair value of Options granted pursuant to the Stock Option Plan, computed in accordance with FASB ASC Topic 718.

Narrative Disclosure to Director Compensation Table

On February 18, 2025, the Compensation Committee established the annual Board compensation package as a base salary of $40,000 per director ($70,000 for the Chairman), $95,000 in stock option grants, an additional $15,000 for the chair of the Audit Committee, $12,000 for the chair of the Compensation Committee and $10,000 for the chair of the Governance Committee, $7,500 for a member of the Audit Committee, $6,000 to a member of the Compensation Committee and $5,000 to a member of the Governance Committee. In 2025, each director also received a one-time option grant of $100,000.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides details of compensation plans under which equity securities of Alpha Cognition are authorized for issuance as of December 31, 2025. A description of the significant terms of each of the equity compensation plans of Alpha Cognition follows the table below:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders(2)(3)(4)(5)	2,283,902	$5.49	1,946,800
Equity compensation plans not approved by securityholders	-	$-	-
Total	2,283,902	$5.49	1,946,800

Notes:

(1)	The exercise price for some options and Performance Shares is expressed in United States dollars.

(2)	The total number of securities which may be issued under the 2025 Equity Plan is 2,000,000.

(3)	171,332 shares are issued and remain outstanding under the 2022 Stock Option Plan, at an average exercise price of $5.20 per share.

(4)	1,793,728 shares are issued and remain outstanding under the 2023 Stock Option Plan, at an average exercise price of $5.45 per share.

(5)	53,200 shares are issued and remain outstanding under the 2025 Equity Plan, at an average exercise price of $7.90 per share.

(6)	265,642 Performance Shares are issued and remain outstanding at an exercise price of $0.25 per share. These Performance Shares were issued pursuant to the Legacy Compensation Plan (as defined below).

Stock option plans and other incentive plans

The Company currently has three forms of incentive plans for its directors, officers, employees and consultants, being: (i) option-based awards pursuant to the 2025 stock option plan; (ii) non-equity based awards in the form of cash bonuses, pursuant to the Company’s cash bonus policy; and (iii) cash-settled share-based payment awards pursuant to the Company’s bonus rights plan.

Exchange Controls

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of Alpha Cognition, other than Canadian withholding tax.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our executive officers and directors which are described elsewhere in this prospectus, see “Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Agreements,” below we describe transactions since January 1, 2024 to which we were or will be a participant and in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Transactions with related persons

In March 2015, the Company issued a promissory note of $1,400,000 to NLS, a related party through a common director, for the acquisition of the ALPHA-1062 Technology (“NLS Promissory Note”). In April 2015, the Company and NLS entered into an amendment to the License Agreement pursuant to which the interest rate was reduced to 2% and the maturity date was extended to December 31, 2022, with interest only payments commencing April 1, 2019, at the rate of $2,000 per month. In March 2023, the Company and NLS entered into a second amending agreement pursuant to which the interest rate was increased to 5.5% and the maturity date was extended to July 15, 2024, with monthly interest only payments required. The Company may pay all or any portion of the note and accrued interest prior to the maturity date. As at September 30, 2023, the Company owed NLS $1,211,463 for an outstanding promissory note.

Effective April 1, 2024, the Company and NLS agreed to another amendment to the promissory note pursuant to which the interest rate was increased from 5.5% to 7% and the maturity date was extended from July 15, 2024, to July 15, 2025. Additionally, $300,000 was due on December 31, 2024, with the remaining principal balance due at maturity.

On September 24, 2024, the Company issued convertible notes and accompanying warrants pursuant to the closing of its bridge financing transaction. Two holders of 5% or more of our outstanding securities participated in the financing. Manchester Explorer, L.P. purchased $750,000 in principal amount of convertible notes and received warrants exercisable for 71,090 common shares. Nutie Dowdle purchase $250,000 in principal amount of convertible notes and received warrants exercisable for 23,697 common shares.

Indemnification

Our articles contain provisions limiting the liability of directors and provide that we will indemnify the directors and executive officers to the fullest extent permitted under British Columbia law. Our articles also provide the Board with discretion to indemnify the other officers, employees, and agents when determined appropriate by the Board. In addition, we entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.

Related Person Transactions Policy and Procedure

Our Code of Ethics requires we avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Alpha Cognition or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Since the commencement of the Company’s most recently completed financial year, no informed person (a director, officer or holder of 10% or more of the Common Shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction that has materially affected or would materially affect the Company or any of its subsidiaries.

In March 2015, the Company issued a promissory note of US$1,400,000 (the “Promissory Note”) to Neurodyn Life Sciences Inc. (“Neurodyn”), a former related party through common shareholders and management. As at December 31, 2022, the principal balance owing on the Promissory Note was US$1,211,463. On March 1, 2023, Alpha Canada and Neurodyn agreed to a first amendment to the Promissory Note pursuant to which the interest rate was increased from 2% to 5.5% and the maturity date was extended from December 31, 2022 to July 15, 2024. The first amendment also incorporated the Company as a party to the ALPHA-1062 license agreement and added clarity to certain terms and definitions. On April 1, 2024, the Company and Neurodyn agreed to a second amendment to the promissory note pursuant to which the interest rate was increased from 5.5% to 7% and the maturity date was extended from July 2024 to July 2025. Additionally, US$300,000 is due on December 31, 2024, with the remaining principal balance due at maturity.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

PROPOSALS OF SHAREHOLDERS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the proxy statement for the next annual general meeting of the Company will be January 15, 2027. If a shareholder proposal is not submitted to the Company by January 15, 2027, the Company may still grant discretionary proxy authority to vote on a Shareholder proposal if such proposal is received by the Company by March 31, 2027 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the Business Corporations Act (British Columbia). If any person entitled to vote at an annual meeting of the shareholders wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such meeting, such proposal must be received by the Company at its registered office at least three months before the anniversary date of the current year’s annual meeting. Accordingly, based on the date of this year’s Meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the next annual general meeting of the Company will be March 16, 2027. In addition, such person must meet the definition of a “qualified shareholder” and otherwise comply with the requirements for shareholder proposals set out in sections 187 to 191 of the Business Corporations Act (British Columbia).

In addition to satisfying the foregoing requirements under our bylaws and the Business Corporations Act (British Columbia), to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than our nominees for the Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2027, unless the date of our 2027 annual meeting has changed by more than 30 days calendar days from this year’s annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at Alpha Cognition Inc., 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, to inform us of their request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

ANNUAL REPORT ON FORM 10-K

Our Annual Report, which is our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available online at . Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Alpha Cognition Inc,. 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, Attention: Secretary.

ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Alpha Cognition Inc,. 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, Attention: Secretary.

Additional information relating to the Company is available on the SEDAR+ website at www.sedarplus.ca Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedarplus.ca.

APPENDICES

APPENDIX A Form of Proxy Card

SCHEDULE A Audit Committee Charter

Dated at Grapevine, Texas, this 30th day of April, 2026.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

APPENDIX A

123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA YTLQ 000001 SAM SAMPLE 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com Security Class COMMON Holder Account Number C9999999999 IND Form of Proxy - Annual General Meeting to be held on Tuesday, June 16, 2026 This Form of Proxy is solicited by and on behalf of Management and the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management and the Board of Directors. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. • Call the number listed BELOW from a touch tone telephone. 1 - 866 - 732 - VOTE (8683) Toll Free Proxies submitted must be received by 5:00 pm (Central Time) on Friday, June 12, 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 YTLQ_PRX_384954/000001/000001/i ------ - Fold ------ - Fold

C9999999999 IND C03 Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. SAM SAMPLE ------ - Fold ------ - Fold Appointment of Proxyholder I/We being holder(s) of securities of Alpha Cognition Inc. (the “Company”) hereby appoint: Michael McFadden, or failing this person, Henry Du, or failing this person, Lauren D'Angelo (the “Management Nominees” OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of holders of common shares (" Common Shares ") and Class B Series A preferred shares (" Preferred Shares ") of the Company to be held at Timarron Country Club, 1400 Byron Nelson Pkwy, Southlake, TX 76092 on Tuesday, June 16, 2026 at 9:00 am (Central Time), and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Number of Directors To set the number of Directors at six (6). For Against Abstain 2. Election of Directors 01. Michael McFadden For Withhold 02. Kenneth Cawkell For Withhold 03. Phillip Mertz For Withhold 04. Rajeev Bakshi 05. Robert Wills 06. Bethany Sensenig 3. Appointment of Auditors Appointment of CBIZ CPAs P.C. as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management and the Board of Directors. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signing Capacity Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Y T L Q 3 8 4 9 5 4 1 P D I Z A R 1 9 9 9 9 9

123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA YTLQ 000002 SAM SAMPLE 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com Security Class PREFERRED SHARES Holder Account Number C9999999999 IND Form of Proxy - Annual General Meeting to be held on Tuesday, June 16, 2026 This Form of Proxy is solicited by and on behalf of Management and the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management and the Board of Directors. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. • Call the number listed BELOW from a touch tone telephone. 1 - 866 - 732 - VOTE (8683) Toll Free Proxies submitted must be received by 5:00 pm (Central Time) on Friday, June 12, 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 YTLQ_PRX_384954/000002/000002/i ------ - Fold ------ - Fold

C9999999999 IND PR2 Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. SAM SAMPLE ------ - Fold ------ - Fold Appointment of Proxyholder I/We being holder(s) of securities of Alpha Cognition Inc. (the “Company”) hereby appoint: Michael McFadden, or failing this person, Henry Du, or failing this person, Lauren D'Angelo (the “Management Nominees” OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of holders of common shares (" Common Shares ") and Class B Series A preferred shares (" Preferred Shares ") of the Company to be held at Timarron Country Club, 1400 Byron Nelson Pkwy, Southlake, TX 76092 on Tuesday, June 16, 2026 at 9:00 am (Central Time), and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Number of Directors To set the number of Directors at six (6). For Against Abstain 2. Election of Directors 01. Michael McFadden For Withhold 02. Kenneth Cawkell For Withhold 03. Phillip Mertz For Withhold 04. Rajeev Bakshi 05. Robert Wills 06. Bethany Sensenig 3. Appointment of Auditors Appointment of CBIZ CPAs P.C. as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. For Against Abstain Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management and the Board of Directors. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signing Capacity Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Y T L Q 3 8 4 9 5 4 1 P D I Z A R 1 9 9 9 9 9

SCHEDULE A

ALPHA COGNITION INC.
(the “Company”)

CHARTER OF THE AUDIT COMMITTEE

1. Purposes and Responsibilities

The Audit Committee (the “Committee”) shall assist the Board in fulfilling its responsibility for oversight of the Company’s financial accounting and reporting, the system of internal controls established by management, and the adequacy of internal and independent auditing relative to these activities.

2. Authority to Retain Experts

The Committee shall have the authority to retain outside counsel or other experts as necessary to assist the Committee in fulfilling its responsibilities. The Company will provide adequate funding, as determined by the Committee, to pay such outside counsel or other experts and cover all other costs of the Committee in fulfilling its responsibilities hereunder.

3. Reporting

The Committee shall report to the Board.

4. Appointment and Composition

The Committee and its Chair shall be appointed by the Board. The Chair shall be a member of the Committee.

The Committee shall consist of at least three directors, a majority of whom must not be executive officers, employees or control persons of the Company or of an affiliate of the Company. If the Company lists its common shares on the Nasdaq Stock Market, then the Committee shall consist of at least three directors, all of whom are independent (as that term is used in National Instrument 52-110, Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the United States Securities and Exchange Commission and the listing rules of the Nasdaq Stock Market), that is, who are independent of management and are free from any interest and any business or other relationship which could, or might reasonably be perceived to, materially interfere with their ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding.

Each of the members of the Committee shall have a working familiarity with basic finance and accounting practices, and shall have experience with reviewing and approving public company financial statements, either as part of management or as a member of a public company’s audit committee. Each member of the members of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

At least one member of the Committee shall have accounting or related financial management expertise sufficient to be considered a “financial expert” under Item 407(d)(5) of Regulation S-K under the Exchange Act and “financially sophisticated” under the listing standards of the Nasdaq Stock Market.

5. Duties

The Committee shall:

a) Provide for an open avenue of communications between the independent auditors, management and the Board and, at least once annually, meet with the independent auditors independently of management.

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b) Review the qualifications and evaluate the performance of the independent auditors and be directly responsible for the compensation, retention and oversight of the independent auditors. The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of the shareholders.

c) Inquire as to the independence of the external auditors and obtain, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1 - Independence Discussions with Audit Committees and under any applicable rules of the Public Company Accounting Oversight Board and discuss with the auditors any relationships that may impact the auditor’s independence.

d) Review and approve the independent auditors’ annual engagement letter.

e) Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) the results of their audit, including their letter of recommendations for management (3) their evaluation of the adequacy of the Company’s system of internal controls, (4) significant areas of disagreement, if any, with management (5) cooperation received from management in the conduct of the audit and (6) significant accounting, reporting, regulatory or industry developments affecting the Company.

f) Discuss with management and the independent auditors any issues regarding significant business risks or exposures and assess the steps management has taken to minimize such risk.

g) Review with management and the independent auditors the Company’s unaudited quarterly financial statements and the Company’s audited annual financial statements and make a recommendation to the Board as to approval thereof.

h) In reviewing the quarterly and annual financial statements, include a review of estimates, reserves, accruals, write downs, judgmental areas, audit adjustments, difficulties encountered in performing any audit, and such other review as may be appropriate.

i) Review and satisfy itself on behalf of the Board with respect to the Company’s internal control over financial reporting and information systems.

j) Review and pre-approve any non-audit services to be provided by the external auditors’ firm and consider the impact on the independence of the auditors; between scheduled meetings, the Chair is authorized to approve all audit related services and non-audit services provided by the external auditors for individual engagements with estimated fees of $25,000 and under; and shall report all such approvals to the Committee at its next scheduled meeting.

k) Review and approve all related-party transactions of the Company.

l) Review, at least annually, and more frequently if necessary, the Company’s policies for risk assessment and risk management (the identification, monitoring, and mitigation of risks).

m) Inquire of management and the independent auditor about significant business, political, financial and control risks or exposure to such risk.

n) Request the external auditor’s opinion of management’s assessment of significant risks facing the Company and how effectively they are being managed or controlled.

o) Assess the effectiveness of the overall process for identifying principal business risks and report thereon to the Board.

p) Perform such other functions as assigned by law, the Company’s bylaws or as the Board deems necessary and appropriate.

6. Committee Meetings and Board Reporting

Meetings will be held as required, but not less than quarterly. Minutes will be recorded and reports of committee meetings will be presented at the next regularly scheduled Board meeting.

7. Committee Charter Review and Approval

This Audit Committee Charter shall be reviewed, reassessed and approved by the Board annually.

8. Whistleblower Policy

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, or other matters of concern, related to the policies of the Company as set out in the attached Schedule A.

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SCHEDULE “A”
To the Audit Committee Charter

Procedures for the Submission of Complaints or Concerns Regarding
Accounting, Internal Accounting Controls, Auditing Matters

The Audit Committee of the Board of Directors of ALPHA COGNITION INC. (the “Company”) has established procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by employees of the Company and others, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters.

In accordance with National Instrument 52-110, the Audit Committee has adopted the following procedures:

1. The Company shall promptly forward to the Audit Committee any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns (the “concern”) regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, or other matters of concern, related to the policies of the Company. All such concerns shall be set forth in writing and forwarded in a sealed envelope to the Chairman of the Audit Committee, in care of the Company’s Chairman at:

APHA COGNITION INC.
#301 - 1228 Hamilton Street
Vancouver, BC V6B 6L2
Attention: Chairman of the Audit Committee
Email: info@alphacognition.com

If an employee would like to discuss the concern with a member of the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

3. Following the receipt of any concern submitted hereunder (the “submission”), the Audit Committee will investigate each matter so reported and take such steps, actions or institute such procedures as the Audit Committee deems appropriate.

4. The Audit Committee may enlist employees of the Company and/or outside legal, accounting, or other advisors, as appropriate, to conduct any investigation of the submission and such other outside advisors shall use reasonable efforts to protect the confidentiality and anonymity of the complainant.

5. The Board of Directors stands behind this policy and guarantees that no retaliation of any kind will be taken or permitted to be taken against employees with respect to any submission made in good faith.

6. The Audit Committee shall retain the submission and the documentation related thereto as part of the records of the Audit Committee.

AUDIT COMMITTEE
ALPHA COGNITION INC.

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